SLIDE PRESENTATION

National Penn Bancshares, Inc.

3rd Quarter 2014

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. Additional risks, uncertainties and other factors relating to the proposed acquisition of TF Financial Corporation. include, but are not limited to: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the transaction may not be timely completed, if at all; the parties are unable to successfully implement integration strategies; and diversion of management time on merger-related issues. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

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Q3 2014 Overview

- Delivered consistent, high-level operating performance
- Maintained strength of the balance sheet
- Grew loans at an annualized rate of 5%
- Enhanced holding company liquidity
- Declared fourth quarter 2014 cash dividend of $0.11 per share
- TF Financial acquisition closing scheduled for today and conversions to be completed throughout this weekend

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TF Financial Corporation Acquisition
Continuing to Build Long-Term Shareholder Value



NPBC (111 branches)
THRD (18 branches)

- **Consistent with acquisition strategy**
- **Leverages capital base**
- **Enhances franchise value**
- **Conservative risk profile**
- **Relevant size**
- **Accretes EPS $0.04***

*Expected EPS accretion after realization of estimated 40% cost savings.
Branch count as of June 3, 2014.

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National Penn Q3 2014 Results
Consistent Earnings Performance and Strong ROAA Trend



$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.17
$0.16
$0.19
$0.18
1.17%
1.19%
1.09%
1.23%
1.17%
Q3 2013
Q4 2013*
Q1 2014
Q2 2014
Q3 2014
Earnings Per Share
ROAA

* Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

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National Penn Q3 2014 Results

Well-Managed Net Interest Income and Margin



($millions)
$80.0
$60.0
$40.0
$20.0
$0.0
3.80%
3.60%
3.40%
3.20%
3.00%
$63.1
$64.1
$62.3
$63.0
$64.2
3.49%
3.51%
3.44%
3.43%
3.43%
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Net Interest Income
Net Interest Margin (FTE)

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NPBC Senior Debt Issuance

Closed September 16, 2014

- 10-year holding company senior debt
- 4.25% fixed coupon (10-Yr Treasury + 175)
- $125 MM issued
  - Upsized, increased from $100MM
- "A-" senior debt rating from Kroll
  - "A" rating at the bank
- Provides for long-term strategic flexibility

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Holding Company Liquidity
Strategic Initiatives

		($mills)
Sources:	Permanent return of capital from bank	$100
	Senior debt offering	125
	TF acquisition structure	39
		$264
Uses:	Cash portion of TF acquisition	(58)

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Holding Company Liquidity
NPBC Cash Q1 2012 through Q3 2014



($millions)
$300
$250
$200
$150
$100
$50
$-
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14*

*Pro forma for TF Financial acquisition.

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National Penn Q3 2014 Results

Continued Disciplined Loan Growth



($millions)
Commercial Loans
$4,000
$3,750
$3,500
$3,250
$3,000
$3,607
$3,714
$3,753
YOY Commercial Loans Grew 4.0%
Q3 2013
Q2 2014
Q3 2014



($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,676
$1,692
$1,717
YOY Consumer Loans Grew 2.5%
$655
$660
$665
Q3 2013
Q2 2014
Q3 2014
Total Consumer Loans
Mortgages



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,283
$5,406
$5,470
YOY Total Loans Grew 3.5%
Q3 2013
Q2 2014
Q3 2014

Q3 2014: Annualized loan growth of 5%

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National Penn Q3 2014 Results

Sustained Strong Asset Quality



($millions)
Classified Loans
$300
$250
$200
$150
$100
$50
$219
$192
$174
$174
$170
YOY 22% Decline in Classified Loans
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014



($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$5.0
$1.25
$5.4
$1.0
$4.4
$1.25
$3.4
$0
$1.9
$1.0
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
207%
99%
Q3 2014
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.78%
1.32%
Q3 2014
Peer Mean*

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* Peer mean as of 6/30/2014. Refer to Appendix for listing of peers

National Penn Q3 2014 Results

Contribution and Growth in Diversified Core Non-Interest Income*



($millions)
$25
$20
$15
$10
$5
$0
$22.7
$8.6
$6.6
$3.0
$3.6
$0.9
$21.5
$7.9
$6.9
$3.6
$2.4
$0.7
$24.4
$0.9
$8.4
$7.1
$3.2
$3.9
$0.9
$22.9
$8.6
$6.9
$3.0
$3.4
$1.0
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Gain on sale of NPLs
Banking - deposits
Wealth
Insurance
Banking - other
Banking - mortgages

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* Refer to Appendix for reconciliation of Non-GAAP measure.

National Penn Q3 2014 Results

Continued Focus on Operating Expense* Management



($millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
$53.6
$51.8
$52.3
$52.1
$52.2
58.16%
57.00%
59.60%
57.02%
57.29%
Q3 2013**
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
FDIC insurance
Efficiency Ratio*

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* Refer to Appendix for reconciliation of Non-GAAP measure. **Includes reclassified amounts to conform to the current period classification.

National Penn Q3 2014 Results
Strength of Capital Ratios and "Excess" Capital Position


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.89%
14.38%
10.61%
15.89%
13.44%
10.03%
16.02%
13.57%
10.09%
15.32%
12.97%
9.56%
Q3 2013
Q2 2014
Q3 2014
Q3 2014 Pro Forma w/ TF Financial***
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio


($millions)
"Excess"Capital
450
400
350
300
250
200
150
100
50
-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at June 30, 2014 in Excess of "Well Capitalized" + 250bp
Capital at September 30, 2014 in Excess of "Well Capitalized" + 250bp
Pro Forma Capital at September 30, 2014 in Excess of "Well Capitalized" + 250bp with TF Financial***


Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
13.57%
11.05%
Q3 2014
Peer Mean**

* Refer to Appendix for reconciliation of Non-GAAP measure.
** Peer mean as of 6/30/14. Refer to Appendix for listing of peers.
***TF Financial Corporation financial data used in pro forma capital is as of June 30, 2014.

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National Penn
Continuing to Build Long-Term Shareholder Value

- ✓ Continued consistent, high-level earnings performance
- ✓ Ongoing initiatives result in 5% annualized loan growth
- ✓ Sustained strong asset quality
- ✓ Ongoing focus on non-interest income contribution and operating expense management
- ✓ Strong liquidity positions NPBC for strategic options
  - Q3 2014 completion of $125 million debt offering
  - Q3 2014 $100 million permanent return of capital from bank
  - $39 million of additional holding company liquidity provided through TF acquisition structure
- ✓ Disciplined execution of capital management strategies
  - 10% increase in Q4 2014 cash dividend
  - Q1 2014 repurchase of ~5% of outstanding shares
  - Q2 2014 announced acquisition of TF Financial Corporation; anticipated closing today

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Appendix

NPBC Peer Group*

Peer	Ticker	Assets as of 6/30/14 ($billions)
Bancorp South, Inc.	BXS	$13.0
F.N.B Corporation	FNB	15.0
First Midwest Bancorp, Inc	FMBI	8.3
First Niagara Financial Group, Inc.	FNFG	38.6
FirstMerit Corporation	FMER	24.6
Fulton Financial Corporation	FULT	17.0
MB Financial, Inc.	MBFI	9.8
Old National Bancorp	ONB	10.4
Susquehanna Bancshares, Inc.	SUSQ	18.5
Trustmark Corporation	TRMK	12.1
Valley National Bancorp	VLY	16.3
Wintrust Financial Corp	WTFC	18.9

*Note: Consistent peer group since 2009. Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

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Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Net income	$ 0.17	$ 0.15	$ 0.16	$ 0.19	$ 0.18
After-tax adjustments:					
Corporate reorganization expense	-	0.03	-	-	-
Adjusted net income*	$ 0.17	$ 0.17	$ 0.16	$ 0.19	$ 0.18

($millions)

Adjusted Return on Average Assets	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q2 2014
Net income	$ 24.6	$ 21.2	$ 22.7	$ 26.2	$ 25.3
After-tax adjustments:					
Corporate reorganization expense	-	3.9	-	-	-
Adjusted net income	$ 24.6	$ 25.1	$ 22.7	$ 26.2	$ 25.3
Average Assets	$ 8,310.6	$ 8,385.1	$ 8,479.7	$ 8,512.8	$ 8,569.6
Adjusted ROAA	1.17%	1.19%	1.09%	1.23%	1.17%

($000s)

Tangible Common Equity/Tangible Assets	Q3 2013	Q2 2014	Q3 2014
Total shareholders' equity	$ 1,131,278	$ 1,101,408	$ 1,107,184
Goodwill and intangibles	(265,935)	(263,755)	(263,082)
Tangible common equity	$ 865,343	$ 837,653	$ 844,102
Total assets	$ 8,424,623	$ 8,618,373	$ 8,631,602
Goodwill and intangibles	(265,935)	(263,755)	(263,082)
Tangible assets	$ 8,158,688	$ 8,354,618	$ 8,368,520
Tangible common equity/tangible assets	10.61%	10.03%	10.09%

* Difference in summation of Q4 2013 adjusted net income per share due to rounding.

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Reconciliation of Non-GAAP Measures

($000s)

Operating Expense and Efficiency Ratio	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Non-interest expense	$ 53,603	$ 57,833	$ 52,337	$ 52,114	$ 52,158
Less:					
Corporate reorganization expense	-	6,000	-	-	-
Operating expenses	$ 53,603	$ 51,833	$ 52,337	$ 52,114	$ 52,158
Net interest income (taxable equivalent)	$ 67,371	$ 68,223	$ 66,351	$ 66,992	$ 68,166
Non-interest income	24,808	22,714	21,478	24,396	22,871
Less:					
Net gains on investment securities	7	-	8	-	-
Adjusted revenue	$ 92,172	$ 90,937	$ 87,821	$ 91,388	$ 91,037
Efficiency Ratio	58.16%	57.00%	59.60%	57.02%	57.29%

($000s)

Non-Interest Income	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Banking - deposits	$ 8,754	$ 8,609	$ 7,910	$ 8,403	$ 8,546
Banking - mortgages	1,621	902	716	936	987
Banking - other	4,472	3,566	2,381	3,769	3,364
Gain on sale of loans	-	-	-	946	-
Wealth	6,883	6,609	6,866	7,133	6,945
Insurance	3,071	3,028	3,597	3,209	3,029
Subtotal - core non-interest income	24,801	22,714	21,470	24,396	22,871
Plus:					
Net gains on investments	7	-	8	-	-
Total non-interest income	$ 24,808	$ 22,714	$ 21,478	$ 24,396	$ 22,871

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